The Target Portfolio Trust

Prudential QMA Small-Cap Value Fund

(the Fund)

Supplement dated March 3, 2017 to the Fund’s Currently Effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information

This supplement amends and supersedes any contrary information contained within the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI), and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus and SAI, as applicable, and retain it for future reference.

On March 3, 2017, Deborah Woods will retire as portfolio manager of the Fund. All references to Ms. Woods are hereby deleted, effective March 3, 2017.

LR928